UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2006 (March 16, 2006)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)

713/651-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 16, 2006, the Company announced the release of select financial data for the month ended January 31, 2006 and activity data for the month ended February 28, 2006.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events

On March 15, 2006, the Company granted an aggregate of 774,000 options to its employees at an exercise price of $15.05. The exercise price was determined using the final sale price on March 14, 2006. The Company’s trading price (but not the option price) could be affected in the future when the Company publicly releases financial and other information in its Exchange Act reports.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press Release dated March 16, 2006 announcing the release of select financial data for the month ended January 31, 2006 and activity data for the period ended February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: March 20, 2006	By:	/s/ William M. Austin
William M. Austin
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 16, 2006 announcing the release of select financial data for the month ended January 31, 2006 and activity data for the period ended February 28, 2006.